PURCHASE AND AMENDMENT AGREEMENT

This Purchase and Amendment Agreement (this “Agreement”), dated as of March 13, 2007 (the “Amendment Agreement Date”), is entered into by and among TWL Corporation (the “Company”), and each of the entities whose names appear on the signature pages hereof (each, a “Purchaser” and, collectively, the “Purchasers”).

R E C I T A L S:

  WHEREAS, the Company and Palisades Master Fund LP (the “Original Purchaser” or “Palisades”) are parties to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated March 31, 2006, the 15% Senior Secured Convertible Debenture due March 31, 2010 (the “Debenture”) issued by the Company to Palisades, the Registration Rights Agreement dated March 31, 2006 entered into by and among the Company and Palisades (the “Registration Rights Agreement”) and such other Transaction Documents (as defined in the Agreement) entered into in connection with the Agreement (collectively the “Financing Documents”). Furthermore, reference is hereby made to a certain Stock and Debenture Transfer Agreement dated February 13, 2007 entered into by and among Palisades, Laird Q. Cagan (“Cagan”) and the Company,  and to a certain Stock and Debenture Transfer Agreement dated February 28, 2007 entered into by and among Cagan, Trinity Investment, G.P. (“TIGP”) and the Company, pursuant to the terms of which the Financing Documents and those certain letter agreements dated July 27, 2006 and July 31, 2006 entered in by and between the Company and PEF Advisors on behalf of Palisades were transferred and sold to Cagan and subsequently assigned to TIGP. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Debenture, the Registration Rights Agreement and/or the Purchase Agreement;

WHEREAS, TIGP (“TIGP” and, collectively with the Original Purchasers, the “Purchasers”) is the assignee the Original Purchaser and wishes to participate in the transactions contemplated by this Agreement on the terms and conditions set forth below; and

WHEREAS, the Company wishes to issue and sell to TIGP, and TIGP wishes to purchase from the Company, upon the terms and subject to the conditions set forth in the Purchase Agreement and in this Agreement, additional 15% Secured Debentures with terms (other than the $0.03 conversion price) substantially similar to the Debentures and in the form attached hereto as Exhibit A (the “Additional Debentures”) and warrants with terms (other than the $0.03 exercise price, six month expiration date, and deleted cashless exercise provision) substantially similar to the warrants issued on March 31, 2006 and in the form attached hereto as Exhibit B (the “Additional Warrants” and, together with the Additional Debentures, the “Additional Securities”).

A G R E E M E N T:

NOW, THEREFORE, in consideration of the foregoing and subject to the terms and conditions herein contained, the parties hereto agree as follows:

Section 1    Purchase and Sale.

1.1    Additional Closings. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each Purchaser agrees to purchase (i) an Additional Debenture with a principal amount equal to the amount set forth below such Purchaser’s name on the signature pages hereof and (ii) Additional Warrants. The closing of the purchase and sale of the Additional Securities may occur in one or more closings (each an “Additional Closing”) to occur no later than six months after the date of this Agreement (each closing date an “Additional Closing Date” and the last Additional Closing Date a “Final Closing Date”) on which (A) this Agreement is executed and delivered by all of the parties hereto, (B) each of the conditions to Closing described in Section 2 of the Purchase Agreement has been satisfied or waived as specified therein, and (C) payment of each Purchaser’s

Subscription Amount payable with respect to the Additional Debenture and Additional Warrants being purchased by such Purchaser at the Additional Closing has been made by wire transfer of immediately available funds. At each Additional Closing, the Company shall deliver to each Purchaser duly executed instruments representing the Additional Debenture and Additional Warrants in the amounts purchased by such Purchaser at the respective Additional Closing and a closing certificate in the form attached hereto as Exhibit C (“Additional Closing Certificate”).

1.2    Terms and Conditions; Amendments to Purchase Agreement. The terms and conditions of the Purchase Agreement, as amended hereby, shall govern the purchase and sale of the Additional Securities, as follows:

(a)    The provisions of Section 1 of the Purchase Agreement shall apply to the purchase and sale of the Additional Securities, except that Section 2.1 of the Purchase Agreement is hereby amended to include Section 1.1 of this Agreement to provide for Additional Closings under the Purchase Agreement as set forth in Section 1.1 hereof.

(b)    Except as disclosed in the SEC Reports or as set forth in the Disclosure Schedules, each party to this Agreement shall be deemed to have made, as of each Additional Closing Date, each representation and warranty made by it in the Purchase Agreement under Section 3.1 or 3.2 thereof, as applicable.

(c)    The Company and each Purchaser shall comply with the all the provisions of the Purchase Agreement applicable to it, including the provisions set forth under Section 4 (“Other Agreements of the Parties”).

(d)    Each Additional Closing shall be subject to the satisfaction (or waiver by the appropriate party) of the conditions set forth in Section 2 of the Purchase Agreement, as applicable.

(e)    For purposes of the purchase and sale of the Additional Securities, all references in the Purchase Agreement to the term (i) “Closing” shall mean each Additional Closing; (ii) “Closing Date” shall mean each Additional Closing Date; and (iii) “Agreement” shall include this Agreement.

(f)    The Purchase Agreement, the Original Debentures and the Original Warrants are each hereby amended so that (i) the term a “Debenture” or the “Debentures” shall include the Additional Debentures, and (ii) the term a “Warrant” or the “Warrants” shall include the Additional Warrants.

(g)

 Section 5.2 of the Purchase Agreement is hereby amended and replaced in its entirety with the following section:

“Except to the extent provided in Section 3.1(s) of this Agreement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.”

(h)

Section 3.1(s) of the Purchase Agreement is hereby amended and replaced in its entirety with the following section:

“At each Closing, the Company has agreed to pay to Chadbourn Securities, Inc. (“Chadbourn”), an advisory fee equal to: (1) eight percent (8.0%) of the Additional Debentures sold by the Company, plus an unallocated expense reimbursement of an additional two percent (2.0%) of the Additional Debentures received by the Company during the term hereof; and (2) warrants equal to ten percent (10%) of the number of the Additional Debentures (the “Chadbourn Warrants”), such that the Chadbourn Warrants shall have a five year maturity, and otherwise be substantially in the form of the Additional Warrants sold to the Purchasers, attached to the Amendment and Purchase Agreement, dated March 13, 2007, as Exhibit B.  Chadbourn’s cash and warrant fee shall be reduced by fees paid by the Company to any other Chadbourn approved selling agents or finders acting on behalf of or in connection with Chadbourn. The Company acknowledges that Chadbourn may engage other broker-dealers to assist in the placement of the Additional Debentures and the Additional Warrants."

(i)

Definition of “Debentures” is hereby amended and replaced in its entirety with the following definition:

““Debentures” means, the Convertible Debentures due, subject to the terms therein, 4 years from their date of issuance, issued by the Company to the Purchasers hereunder, in the form of Exhibit A, and Additional Debentures with terms (other than the $0.03 conversion price) substantially similar to the Debentures and in the form attached to the Amendment and Purchase Agreement, dated March 13, 2007, as Exhibit A.”

(j)

Definition of “Warrants” is hereby amended and replaced in its entirety with the following definition:

““Warrants” means collectively the Common Stock purchase warrants, in the form of Exhibit C delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to 4 years, and the Additional Warrants with terms (other than the $0.03 exercise price, six month expiration date, and deleted cashless exercise provision) substantially similar to the Warrants and in the form attached to the Amendment and Purchase Agreement, dated March 13, 2007, as Exhibit B.”

Section 2     Miscellaneous.

3.1    Except as amended hereby and for the purposes described herein, the Purchase Agreement and the Registration Rights Agreement shall remain in full force and effect in accordance with their respective terms.

3.2    Notwithstanding anything contained in the Purchase Agreement, the Original Debentures or the Original Warrants to the contrary, TIGP consents to the issuance of each Additional Debenture and each Additional Warrant pursuant to the terms hereof.

3.3    This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within such state.

[Signature Pages Following]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

TWL CORPORATION

By:  /s/ Dennis J. Cagan

Name: Dennis J. Cagan

Title: Chief Executive Officer

TRINITY INVESTMENT, G.P.

By: /s/ Laird Q. Cagan

Name: Laird Q. Cagan

Title:   Managing General Partner

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO TWL PURCHASE AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

TWL CORPORATION

By:  /s/ Dennis J. Cagan

Name: Dennis J. Cagan

Title:  Chief Executive Officer

TRINITY INVESTMENT, G.P.

By: /s/ Laird Q. Cagan

Name: Laird Q. Cagan

Title:   Managing General Partner

Principal Amount of Additional Debenture Purchased at Additional Closing:

Number of Shares into which Additional Warrant Exercisable:

ADDRESS:

Attn:

Tel:

Fax:

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